UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2021

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 11, 2021, American Axle & Manufacturing Holdings, Inc. (“Holdings”), American Axle & Manufacturing, Inc., a wholly owned subsidiary of Holdings (“AAM”), and certain subsidiaries of Holdings (solely for the purpose of reaffirming obligations and liens) entered into the Agreement (the “Agreement”), among AAM, as borrower, Holdings, such subsidiaries of Holdings, each financial institution party thereto as a lender and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), amending the Second Amendment dated as of April 28, 2020 (the “Second Amendment”) to the Credit Agreement dated as of April 6, 2017, among AAM, as borrower, Holdings, each financial institution party thereto from time to time as a lender, and the Administrative Agent.

The Agreement modified a covenant in the Second Amendment restricting the ability of Holdings, AAM and certain subsidiaries of Holdings to make certain voluntary payments and distributions of or in respect of certain senior unsecured notes of AAM during the period from April 1, 2020 through March 31, 2022, which modification permits voluntary payments and redemptions of the 6.25% senior notes due 2025 issued by AAM.

A copy of the Agreement is included as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
10.1

Agreement dated as of June 11, 2021 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., certain subsidiaries of American Axle & Manufacturing Holdings, Inc. identified therein (for the limited purpose specified therein), each financial institution party thereto as a lender and JPMorgan Chase Bank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	June 14, 2021	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Officer